SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  May 23, 1995



                         Seafield Capital Corporation
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            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
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     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
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            (Registrant's telephone number, including area code)



Item 5.     Other Events

On May 23, 1995, Seafield Capital Corporation (Seafield) issued a news release. The text of the news release is as follows:

Seafield Capital Corporation (Seafield) announced the signing of definitive agreements to sell all of its stock in Agency Premium Resource, Inc. (APR) to Anuhco, Inc., a public company headquartered in Overland Park, Kansas. Seafield owns 80.1% of APR on a fully-diluted basis. Anuhco will also be acquiring the remaining APR stock from APR management, thereby acquiring 100% of APR.

APR is a financial services company providing short-term collateralized installment loans to fund the payment of premiums by insureds for the purchase of commercial insurance.

Seafield Capital Corporation expects to consummate this transaction by the end of May, 1995.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                Seafield Capital Corporation

Date: May 23, 1995              By:  /s/ Steven K. Fitzwater
                                    ------------------------
                                    Steven K. Fitzwater
                                    Vice President, Chief Accounting
                                    Officer and Secretary